                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: January 18, 2000

                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------

       United States                   333-32263                 22-2382028
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

                  802 Delaware Avenue, Wilmington, Delaware   19801
                  -----------------------------------------   ----------
                  (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (302) 575-5033

                            THE CHASE MANHATTAN BANK
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)

        New York                       333-32236                 13-4994650
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

                   270 Park Avenue, New York, New York        10017
                  -----------------------------------------   ----------
                  (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

Item 5. Other Events:

      Chase Manhattan RV Owner Trust 1997-A is the issuer of 10 classes of Asset Backed Notes and one class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as a seller, The Chase Manhattan Bank, as seller, and The CIT Group/Sales Financing, Inc., as servicer.

      On January 18, 2000, CIT, as servicer, distributed monthly interest to the holders of the notes and certificates. CIT furnished a copy of monthly reports for each class of notes and certificates as required by the Sale and Servicing Agreement. Copies of the monthly reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c). Exhibits

           Exhibits          Description
           ----------        -----------

           20.1              Monthly Report with respect to the January 18,
                             2000 distribution

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 28, 2000

                                                  THE CIT GROUP/SALES FINANCING,
                                                  INC.,
                                                  as Servicer


                                                  By: /s/ Frank Garcia
                                                  ------------------------------
                                                  Name: Frank Garcia
                                                  Title: Vice President

                                      INDEX TO EXHIBITS

Exhibit No.                           Description
-----------                           --------------
20.1                                  Monthly Report with respect to the January
                                      18, 2000 distribution

                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT

                                                Settlement Date       12/31/1999
                                                Determination Date    01/12/2000
                                                Distribution Date     01/18/2000

I.      All Payments on the Contracts                                                                                 11,909,311.37
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                              382,361.94
III.    Repurchased Contracts                                                                                                  0.00
IV.     Investment Earnings on Collection Account                                                                              0.00
V.      Servicer Monthly Advances                                                                                        253,928.39
VI.     Distribution from the Reserve Account                                                                                  0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                              150,023.46
VIII.   Transfers to the Pay-Ahead Account                                                                             (164,971.97)

IX.     Less:  Investment Earnings distributions                                                                               0.00
        (a)  To Sellers with respect to the Collection Account                                                                 0.00
        (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                         $12,530,653.19
                                                                                                                     ==============

DISTRIBUTION AMOUNTS                                                          Cost per $1000
--------------------------------                                             ----------------

1.   (a)  Class A-1 Note Interest Distribution                                                             0.00
     (b)  Class A-1 Note Principal Distribution                                                            0.00
          Aggregate Class A-1 Note Distribution                                 0.00000000                                     0.00

2.   (a)  Class A-2 Note Interest Distribution                                                             0.00
     (b)  Class A-2 Note Principal Distribution                                                            0.00
          Aggregate Class A-2 Note Distribution                                 0.00000000                                     0.00

3.   (a)  Class A-3 Note Interest Distribution                                                             0.00
     (b)  Class A-3 Note Principal Distribution                                                            0.00
          Aggregate Class A-3 Note Distribution                                 0.00000000                                     0.00

4.   (a)  Class A-4 Note Interest Distribution                                                             0.00
     (b)  Class A-4 Note Principal Distribution                                                            0.00
          Aggregate Class A-4 Note Distribution                                 0.00000000                                     0.00

5.   (a)  Class A-5 Note Interest Distribution                                                        43,968.81
     (b)  Class A-5 Note Principal Distribution                                                    8,721,086.88
          Aggregate Class A-5 Note Distribution                                66.40193707                             8,765,055.69

6.   (a)  Class A-6 Note Interest Distribution                                                       449,533.33
     (b)  Class A-6 Note Principal Distribution                                                      774,253.33
          Aggregate Class A-6 Note Distribution                                13.90666663                             1,223,786.66

7.   (a)  Class A-7 Note Interest Distribution                                                       291,650.00
     (b)  Class A-7 Note Principal Distribution                                                            0.00
          Aggregate Class A-7 Note Distribution                                 5.11666667                               291,650.00

8.   (a)  Class A-8 Note Interest Distribution                                                       441,291.67
     (b)  Class A-8 Note Principal Distribution                                                            0.00
          Aggregate Class A-8 Note Distribution                                 5.19166667                               441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                                       321,266.67
     (b)  Class A-9 Note Principal Distribution                                                            0.00
          Aggregate Class A-9 Note Distribution                                 5.26666667                               321,266.67

10.  (a)  Class A-10 Note Interest Distribution                                                      345,041.67
     (b)  Class A-10 Note Principal Distribution                                                           0.00
          Aggregate Class A-10 Note Distribution                                5.30833333                               345,041.67

11.  (a)  Class B Certificate Interest Distribution                                                  244,679.31
     (b)  Class B Certificate Principal Distribution                                                       0.00
          Aggregate Class B Certificate Distribution                            5.45000000                               244,679.31

12.  Servicer Payment

     (a)  Servicing Fee                                                                              170,673.49
     (b)  Reimbursement of prior Monthly Advances                                                    305,062.44
           Total Servicer Payment                                                                                        475,735.93

13.  Deposits to the Reserve Account                                                                                     422,145.60

Total Distribution Amount                                                                                            $12,530,653.19
                                                                                                                     ==============

Reserve Account distributions:
--------------------------------

     (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                 54,161.28
     (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                     367,984.32
     (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                             5,536.62
     (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                 37,617.10
                 Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                           $465,299.32
                                                                                                                     ==============

           INTEREST
--------------------------------

1.   Current Interest Requirement
      (a) Class A-1 Notes    @           5.598%                                                           0.00
      (b) Class A-2 Notes    @           5.852%                                                           0.00
      (c) Class A-3 Notes    @           5.919%                                                           0.00
      (d) Class A-4 Notes    @           6.020%                                                           0.00
      (e) Class A-5 Notes    @           6.050%                                                      43,968.81
      (f) Class A-6 Notes    @           6.130%                                                     449,533.33
      (g) Class A-7 Notes    @           6.140%                                                     291,650.00
      (h) Class A-8 Notes    @           6.230%                                                     441,291.67
      (i) Class A-9 Notes    @           6.320%                                                     321,266.67
      (j) Class A-10 Notes   @           6.370%                                                     345,041.67
                Aggregate Interest on Notes                                                                            1,892,752.15
      (k) Class B Certificates           6.540%                                                                          244,679.31

2.   Remaining Interest Shortfall
      (a) Class A-1 Notes                                                                                0.00
      (b) Class A-2 Notes                                                                                0.00
      (c) Class A-3 Notes                                                                                0.00
      (d) Class A-4 Notes                                                                                0.00
      (e) Class A-5 Notes                                                                                0.00
      (f) Class A-6 Notes                                                                                0.00
      (g) Class A-7 Notes                                                                                0.00
      (h) Class A-8 Notes                                                                                0.00
      (i) Class A-9 Notes                                                                                0.00
      (j) Class A-10 Notes                                                                               0.00
      (k) Class B Certificates                                                                           0.00

3.   Total Distribution of Interest                                           Cost per $1000
                                                                             ----------------
      (a) Class A-1 Notes                                                      0.00000000                 0.00
      (b) Class A-2 Notes                                                      0.00000000                 0.00
      (c) Class A-3 Notes                                                      0.00000000                 0.00
      (d) Class A-4 Notes                                                      0.00000000                 0.00
      (e) Class A-5 Notes                                                      0.33309707            43,968.81
      (f) Class A-6 Notes                                                      5.10833333           449,533.33
      (g) Class A-7 Notes                                                      5.11666667           291,650.00
      (h) Class A-8 Notes                                                      5.19166667           441,291.67
      (i) Class A-9 Notes                                                      5.26666667           321,266.67
      (j) Class A-10 Notes                                                     5.30833333           345,041.67
                Total Aggregate Interest on Notes                                                                      1,892,752.15
      (k) Class B Certificates                                                 5.45000000                                244,679.31

           PRINCIPAL
--------------------------------
                                                                             No. of Contracts
                                                                             ----------------
1.   Amount of Stated Principal Collected                                                         3,939,133.06
2.   Amount of Principal Prepayment Collected                                      224            4,775,434.60
3.   Amount of Liquidated Contract                                                  22              780,772.55
4.   Amount of Repurchased Contract                                                  0                    0.00

      Total Formula Principal Distribution Amount                                                                      9,495,340.21

5.   Principal Balance before giving effect to Principal Distribution                        Pool Factor
                                                                                             -----------
      (a) Class A-1 Notes                                                                      0.0000000                       0.00
      (b) Class A-2 Notes                                                                      0.0000000                       0.00
      (c) Class A-3 Notes                                                                      0.0000000                       0.00
      (d) Class A-4 Notes                                                                      0.0000000                       0.00

      (e) Class A-5 Notes                                                                      0.0660688               8,721,086.88
      (f) Class A-6 Notes                                                                      1.0000000              88,000,000.00
      (g) Class A-7 Notes                                                                      1.0000000              57,000,000.00
      (h) Class A-8 Notes                                                                      1.0000000              85,000,000.00
      (i) Class A-9 Notes                                                                      1.0000000              61,000,000.00
      (j) Class A-10 Notes                                                                     1.0000000              65,000,000.00
      (k) Class B Certificates                                                                 1.0000000              44,895,285.54

6.   Remaining Principal Shortfall
      (a) Class A-1 Notes                                                                                                      0.00
      (b) Class A-2 Notes                                                                                                      0.00
      (c) Class A-3 Notes                                                                                                      0.00
      (d) Class A-4 Notes                                                                                                      0.00
      (e) Class A-5 Notes                                                                                                      0.00
      (f) Class A-6 Notes                                                                                                      0.00
      (g) Class A-7 Notes                                                                                                      0.00
      (h) Class A-8 Notes                                                                                                      0.00
      (i) Class A-9 Notes                                                                                                      0.00
      (j) Class A-10 Notes                                                                                                     0.00
      (k) Class B Certificates                                                                                                 0.00

7.   Principal Distribution                                                   Cost per $1000
                                                                             ----------------
      (a) Class A-1 Notes                                                      0.00000000                                      0.00
      (b) Class A-2 Notes                                                      0.00000000                                      0.00
      (c) Class A-3 Notes                                                      0.00000000                                      0.00
      (d) Class A-4 Notes                                                      0.00000000                                      0.00
      (e) Class A-5 Notes                                                     66.06884000                              8,721,086.88
      (f) Class A-6 Notes                                                      8.79833330                                774,253.33
      (g) Class A-7 Notes                                                      0.00000000                                      0.00
      (h) Class A-8 Notes                                                      0.00000000                                      0.00
      (i) Class A-9 Notes                                                      0.00000000                                      0.00
      (j) Class A-10 Notes                                                     0.00000000                                      0.00
      (k) Class B Certificates                                                 0.00000000                                      0.00

8.   Principal Balance after giving effect to Principal Distribution                         Pool Factor
                                                                                             -----------
      (a) Class A-1 Notes                                                                      0.0000000                       0.00
      (b) Class A-2 Notes                                                                      0.0000000                       0.00
      (c) Class A-3 Notes                                                                      0.0000000                       0.00
      (d) Class A-4 Notes                                                                      0.0000000                       0.00
      (e) Class A-5 Notes                                                                      0.0000000                       0.00
      (f) Class A-6 Notes                                                                      0.9912017              87,225,746.67
      (g) Class A-7 Notes                                                                      1.0000000              57,000,000.00
      (h) Class A-8 Notes                                                                      1.0000000              85,000,000.00
      (i) Class A-9 Notes                                                                      1.0000000              61,000,000.00
      (j) Class A-10 Notes                                                                     1.0000000              65,000,000.00
      (k) Class B Certificates                                                                 1.0000000              44,895,285.54


           POOL DATA
----------------------------------------                                                            Aggregate
                                                                             No. of Contracts   Principal Balance
                                                                             ----------------   -----------------
1.   Pool Stated Principal Balance as of 12/31/1999                                14,756         400,121,032.21

2.   Delinquency Information                                                                                        % Delinquent
                                                                                                                    ------------
              (a) 31-59 Days                                                        144            3,122,390.99        0.780%
              (b) 60-89 Days                                                         45            1,402,863.80        0.351%
              (c) 90-119 Days                                                        39            1,371,495.71        0.343%
              (d) 120 Days +                                                         89            2,394,575.07        0.598%


3.   Contracts Repossessed during the Due Period                                      8              229,448.28

4.   Current Repossession Inventory                                                  17              562,052.45

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                    22              780,772.55
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                   382,361.94
                                                                                                   ------------
       Total Aggregate Net Losses for the preceding Collection Period                                                    398,410.61

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                     5,811,442.47

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)              603                                8,986,509.56

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             9.247%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                               105.675

       TRIGGER ANALYSIS
--------------------------------

1.  (a)  Average Delinquency Percentage                          1.329%
    (b)  Delinquency Percentage Trigger in effect ?                               NO

2.  (a)  Average Net Loss Ratio                                  0.061%
    (b)  Net Loss Ratio Trigger in effect ?                                       NO
    (c)  Net Loss Ratio (using ending Pool Balance)              0.092%

3.  (a)  Servicer Replacement Percentage                         0.085%
    (b)  Servicer Replacement Trigger in effect ?                                 NO

         MISCELLANEOUS
--------------------------------

1.   Monthly Servicing Fees                                                                                              170,673.49

2.   Servicer Advances                                                                                                   253,928.39

3.   (a)  Opening Balance of the Reserve Account                                                                       8,973,952.86
     (b)  Deposits to the Reserve Account                                                            422,145.60
     (c)  Investment Earnings in the Reserve Account                                                  43,153.72
     (d)  Distribution from the Reserve Account                                                    (465,299.32)
     (e)  Ending Balance of the Reserve Account                                                                        8,973,952.86

4.   Specified Reserve Account Balance                                                                                 8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                       454,479.15
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                              164,971.97
     (c)  Investment Earnings in the Pay-Ahead Account                                                     0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                           (150,023.46)
     (e)  Ending Balance in the Pay-Ahead Account                                                                        469,427.66